UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                               June 9, 1995
- ----------------------------------------------------------------
          Date of Report (Date of earliest event reported)



                    Harnischfeger Industries, Inc.
- -----------------------------------------------------------------

      (Exact name of registrant as specified in its charter)



   Delaware                   1-9299             39-1566457
- -----------------------------------------------------------------
 (State or other           (Commission         IRS Employer
 jurisdiction of           File Number)        Identification No.
 incorporation)



            13400 Bishops Lane, Brookfield, Wisconsin 53005
- -----------------------------------------------------------------
                (Address of principal executive offices)


                          (414) 671-4400
- -----------------------------------------------------------------
        (Registrant's telephone number, including area code)



- -----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.  Other Events

On April 12, 1995, Harnischfeger Industries, Inc. (the "Company") announced that it had signed a letter of intent relating to the proposed acquisition by Babcock & Wilcox of Joy Environmental Technologies, Inc. ("JET"), the environmental and ash handling equipment business of Joy Technologies Inc. The Company is accounting for this segment as a discontinued operation.
Included in this Form 8-K are restated 1994 Quarterly Income Statements and 1994 Quarterly Segment Information restated to reflect JET as a discontinued operation.



FORM 8-K



            HARNISCHFEGER INDUSTRIES,INC.

        Summary of 1994 Income Statements-
  Restated for Joy Environmental as a Discontinued Operation
                   ($thousands)

                                           6 Months
                       1st Qtr    2nd Qtr    Y-T-D
                       --------   --------  --------
                            $         $          $
Net sales                340,904    355,337   696,241
Other Income               8,942     10,720    19,662
                        ---------  --------  --------
                         349,846    366,057   715,903

Cost of sales            265,325    276,560   541,885
Selling, development
  and administrative
  expenses                67,347     69,708   137,055
                         --------   --------  --------
Operating Income          17,174     19,789    36,963

Interest expense-net     (11,187)   (11,018)  (22,205)
                         --------   --------  --------
Income before taxes
  and minority
  interest                 5,987      8,771    14,758
Income taxes              (1,647)    (3,627)   (5,274)
Minority Interest           (328)      (370)     (698)
                          --------   --------  --------
Income from continuing
  operations               4,012      4,774     8,786

Income from
  discontinued
  operations                  32        331       363
Extraordinary Item
Cumulative effect of
  accounting change      (81,696)         0   (81,696)
                         ---------    -------- --------
Net Income (Loss)        (77,652)     5,105   (72,547)
                         =========    ======== ========
Earnings (Loss) Per Share(1)
 Income from continuing
   operations               0.09       0.11      0.20
 Income from discontinued
   operations               0.00       0.01      0.01
 Extraordinary Item
 Cumulative effect of
   accounting change       (1.88)      0.00     (1.88)
                         ---------    ------   -------
Net Income (Loss)
   Per Share               (1.79)      0.12     (1.67)
                         =========    =======  ========
   Outstanding          43,346,714  43,449,668 43,398,277

(1) Due to the use of the weighted average shares outstanding each quarter for computing earnings (loss) per share, the sum of the per share amounts does not equal the per share amount for the fiscal year

                       HARNISCHFEGER INDUSTRIES,INC.

                      Summary of 1994 Income Statements-
          Restated for Joy Environmental as a Discontinued Operation
                              ($thousands)

                                       9 Months
                          3rd Qtr       Y-T-D
                         --------    ----------
                           $             $
Net sales               391,079     1,087,320
Other Income               (877)       18,785
                        --------    ----------
                        390,202     1,106,105

Cost of sales           303,086       844,971
Selling, development
  and administrative
  expenses               63,265       200,320
                        --------     ---------
Operating Income         23,851        60,814

Interest expense-net    (12,400)      (34,605)
                        --------     ---------
Income before taxes
  and minority
  interest               11,451        26,209
Income taxes             (3,114)       (8,388)
Minority Interest          (325)       (1,023)
                        --------     ---------
Income from continuing
  operations              8,012        16,798

Income from
  discontinued
  operations               (200)          163
Extraordinary Item       (4,827)       (4,827)
Cumulative effect of
  accounting change           0       (81,696)
                        --------    ---------
Net Income (Loss)         2,985       (69,562)
                        ========    =========
Earnings (Loss) Per Share(1)
 Income from continuing
   operations              0.18          0.39
 Income from discontinued
   operations              0.00          0.00
 Extraordinary Item       (0.11)        (0.11)
 Cumulative effect of
   accounting change       0.00         (1.88)
                         -------     --------
Net Income (Loss)
   Per Share               0.07         (1.60)
                        ========    =========
Ave. Shares
   Outstanding         43,416,796  43,404,116

(1) Due to the use of the weighted average shares outstanding each quarter for computing earnings (loss) per share, the sum of the per share amounts does not equal the per share amount for the fiscal year


                       HARNISCHFEGER INDUSTRIES,INC.

                      Summary of 1994 Income Statements-
          Restated for Joy Environmental as a Discontinued Operation
                              ($thousands)

                                         12 Months
                               4th Qtr     Y-T-D
                               --------  ---------
                                   $          $
Net sales                       464,408  1,551,728
Other Income                      4,516     23,301
                               --------  ---------
                                468,924  1,575,029

Cost of sales                   350,880  1,195,851
Selling, development
  and administrative
  expenses                       78,696    279,016
                               --------  ---------
Operating Income                 39,348    100,162

Interest expense-net            (12,761)   (47,366)
                               --------  ---------
Income before taxes
  and minority
  interest                       26,587     52,796
Income taxes                     (5,591)   (13,979)
Minority Interest                (1,201)    (2,224)
                                --------  ---------
Income from continuing
  operations                     19,795     36,593

Income from
  discontinued
  operations                     (4,145)    (3,982)
Extraordinary Item                    0     (4,827)
Cumulative effect of
  accounting change                   0    (81,696)
                                --------  ---------
Net Income (Loss)                15,650    (53,912)
                                ========   ========
Earnings (Loss) Per Share(1)
 Income from continuing
   operations                      0.44       0.84
 Income from discontinued
   operations                     (0.09)     (0.09)
 Extraordinary Item                   -      (0.11)
 Cumulative effect of
   accounting change                  -      (1.87)
                                --------  ---------
Net Income (Loss)
   Per Share                       0.35      (1.23)
                                ========  =========
Ave. Shares
   Outstanding                 44,653,195 43,716,464

(1) Due to the use of the weighted average shares outstanding each quarter for computing earnings (loss) per share, the sum of the per share amounts does not equal the per share amount for the fiscal year





          HARNISCHFEGER INDUSTRIES, INC.
      Summary of 1994 Segment Information-
Restated for Joy Environmental as a Discontinued Operation
                   ($thousands)

                                               6 Months
                           1st Qtr  2nd Qtr      Y-T-D
                          --------  -------   ---------
NET SALES
- ---------
Papermaking Machinery
  and Systems             $146,976  $164,553   $311,529
Mining Equipment           169,868   163,442    333,310
Material Handling
  Equipment                 24,060    27,342     51,402
                           -------   -------    -------
Total Business Segment    $340,904  $355,337   $696,241
                           =======   =======    =======
OPERATING INCOME
- ------------------
Papermaking Machinery
  and Systems               $6,536    $6,528    $13,064
Mining Equipment            13,400    16,293     29,693
Material Handling
  Equipment                  1,784     3,430      5,214
                            ------   -------     -------
 Total Business Segment     21,720    26,251     47,971

Corporate Administration    (4,546)   (6,462)   (11,008)
                            -------  -------     -------
Operating Income           $17,174   $19,789    $36,963
                            =======  =======     =======

ORDERS BOOKED
- -------------
Papermaking Machinery
  and Systems              $150,311 $194,233   $344,544
Mining Equipment            154,070  162,894    316,964
Material Handling
  Equipment                  23,854   28,101     51,955
                            -------  -------   --------
 Total Business Segment    $328,235 $385,228   $713,463
                            =======  =======   ========



            HARNISCHFEGER INDUSTRIES, INC.
       Summary of 1994 Segment Information-
Restated for Joy Environmental as a Discontinued Operation
                  ($thousands)

                                  9 Months
                         3rd Qtr    Y-T-D
                       ---------  --------
NET SALES
- ---------
Papermaking Machinery
  and Systems          $189,183   $500,712
Mining Equipment        177,399    510,709
Material Handling
  Equipment              24,497     75,899
                        -------  ---------
Total Business Segment $391,079 $1,087,320
                        =======  =========
OPERATING INCOME
- ------------------
Papermaking Machinery
  and Systems            $6,455    $19,519
Mining Equipment         21,261     50,954
Material Handling
  Equipment               3,040      8,254
                        --------   --------
 Total Business Segment  30,756     78,727

Corporate Administration (6,905)   (17,913)
                        --------   --------
Operating Income        $23,851    $60,814
                        ========   ========

ORDERS BOOKED
- -------------
Papermaking Machinery
  and Systems          $220,669   $565,213
Mining Equipment        186,260    503,224
Material Handling
  Equipment              24,694     76,649
                        --------  ---------
 Total Business Segment$431,623 $1,145,086
                        ========  =========



          HARNISCHFEGER INDUSTRIES, INC.
      Summary of 1994 Segment Information-
Restated for Joy Environmental as a Discontinued Operation
                 ($thousands)

                                   12 Months
                          4th Qtr   Y-T-D
                          -------- ---------
NET SALES
- ---------
Papermaking Machinery
  and Systems           $212,066   $712,778
Mining Equipment         218,812    729,521
Material Handling
  Equipment               33,530    109,429
                         -------  ---------
Total Business Segment  $464,408 $1,551,728
                         ======== =========
OPERATING INCOME
- ------------------
Papermaking Machinery
  and Systems            $12,676    $32,195
Mining Equipment          31,587     82,541
Material Handling
  Equipment                3,840     12,094
                          -------    ------
 Total Business Segment   48,103    126,830

Corporate Administration  (8,755)   (26,668)
                          -------   -------
Operating Income         $39,348   $100,162
                          =======   =======

ORDERS BOOKED
- -------------
Papermaking Machinery
  and Systems           $230,675   $795,888
Mining Equipment         200,130    703,354
Material Handling
  Equipment               61,040    137,689
                         -------  ---------
 Total Business Segment $491,845 $1,636,931
                         =======  =========


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HARNISCHFEGER INDUSTRIES, INC.
                                     (Registrant)


June 9, 1995           By /s/James C. Benjamin
                              -------------------------
                                 James C. Benjamin
                                Vice President, Controller
                                and Chief Accounting Officer